                                                                   Exhibit 10.48

                             Meade Instruments Corp.
                     Up to 3,296,000 Shares of Common Stock

                             SUBSCRIPTION AGREEMENT
                             ----------------------


                                                                October 22, 2002


TO EACH OF THE PURCHASERS NAMED ON THE
SIGNATURE PAGES HEREOF

Ladies and Gentlemen:

                  Meade Instruments Corp., a Delaware corporation (the "COMPANY"), hereby confirms its agreement with you (the "PURCHASERS"), as set forth below.

                  1. THE SHARES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to each Purchaser the number of shares of its Common Stock, par value $0.01 per share (the "Common Stock"), set forth on the signature page of such Purchaser hereto (collectively, the "Shares").

                  The Shares will be offered and sold to the Purchasers without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") promulgated thereunder, the "SECURITIES ACT"), in reliance on exemptions therefrom.

                  In connection with the sale of the Shares, the Company has made available its periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the COMMISSION promulgated thereunder, the "EXCHANGE ACT") since January 1, 2002. These reports and filings are collectively referred to as the "DISCLOSURE DOCUMENTS". All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Disclosure Documents.

                  The Purchasers and their direct and indirect transferees of the Shares will be entitled to the benefits of the Registration Rights Agreement to be dated as of the date hereof among the parties hereto (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed, among other things, to file a shelf registration statement (the "SHELF REGISTRATION STATEMENT") pursuant to Rule 415 under the Securities Act relating to the resale of the Shares (as defined herein) by holders thereof.

                  The Registration Rights Agreement, the Engagement Letter dated August 21, 2002 with Roth Capital Partners, LLC, and this Agreement are herein collectively referred to as the "BASIC DOCUMENTS".

                  2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each Purchaser that:

                           (a) The Disclosure Documents as of their respective
dates did not, and any amendment or supplement thereto as of its date did not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Disclosure Documents, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be (collectively, the "SECURITIES ACTS"), as applicable.

                           (b) Each of the Company and its subsidiaries (the
"SUBSIDIARIES") has been duly incorporated and each of the Company and the Subsidiaries is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Disclosure Documents and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified is not reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), business prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "MATERIAL ADVERSE EFFECT"); as of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Disclosure Documents (subject to the issuance of shares pursuant to this Agreement or pursuant to options outstanding under the Company's stock option plans or outstanding warrants or other rights to acquire shares described in the Disclosure Documents); all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as set forth in the Disclosure Documents, all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company; the shares of capital stock of the Company and the Subsidiaries that are reserved for issuance pursuant to stock option plans or other equity incentive plans is as set forth in the Disclosure Documents; and except as may be outstanding under stock option plans or other equity incentive plans that are described in the Disclosure Documents, there are no outstanding options, warrants or other rights to purchase shares of capital stock of the Company or the Subsidiaries.

                           (c) The Company has the requisite corporate power and
authority to execute, deliver and perform its obligations under the Basic Documents. Each of the Basic Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "ENFORCEABILITY EXCEPTIONS"), and (ii) any rights to indemnity, or contribution under the Registration Rights Agreement may be limited by federal and state securities laws and public policy considerations.

                           (d) The Shares have been duly authorized and, when
issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and nonassessable. The capital stock of the Company, including the Common Stock, conforms to the description thereof contained in the Disclosure Documents. The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock.

                           (e) No consent, approval, authorization, license,
qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Basic Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Shares as described in the Disclosure Documents, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained on or prior to the Closing Date, (ii) as are not required to be obtained on or prior to the Closing Date that will be obtained when required, or (iii) the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect; all such consents, approvals, authorizations, licenses, qualifications, exemptions and orders set forth in the Disclosure Documents which are required to be obtained by the Closing Date will be in full force and effect as of the Closing Date and not the subject of any pending or, to the best knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

                           (f) None of the Company or the Subsidiaries is (i) in
violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, or (iii) in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party; which breach, violation, or default (with respect to any of clauses (i) - (iii) of this Section 2(f)) would, individually or in the aggregate, have a Material Adverse Effect.

                           (g) The execution, delivery and performance by the
Company of the Basic Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or assets are subject, (ii) the certificate of incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or
(b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Subsidiaries; which violation, conflict, breach, default or lien (with respect to any of clauses (a) or (b) of this Section 2(g)) would, individually or in the aggregate, have a Material Adverse Effect.

                           (h) The audited consolidated financial statements
included in the Disclosure Documents present fairly the consolidated financial position, results of operations, cash flows and changes in stockholders' equity of the Company, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim unaudited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations and cash flows of the Company, at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the selected financial and statistical data included in the Disclosure Documents present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and PricewaterhouseCoopers LLP, which has examined certain of such financial statements as set forth in its report included in the Disclosure Documents, is an independent public accounting firm as required by the Securities Act for an offering registered thereunder.

                           (i) Except as described in the Disclosure Documents,
there is not pending or, to the best knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Disclosure Documents.

                           (j) None of the Company or the Subsidiaries has, or,
after giving effect to the issuance and sale of the Shares, will have, any liability for any prohibited transaction (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE")), accumulated funding deficiency (as defined in Section 302 of ERISA) or any complete or partial withdrawal from a multiemployer plan (as defined in Section 4001(a)(3) of ERISA), with respect to any plan (as defined in Section 3(3) of ERISA) as to which the Company or any of the Subsidiaries has any liability. With respect to such plans, the Company and the Subsidiaries are, and, after giving effect to the issuance and sale of the Shares, will be, in compliance in all material respects with all applicable provisions of the Code and ERISA.

                           (k) The Company and the Subsidiaries own or possess
adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their businesses as described in the Disclosure Documents. Except as disclosed in the Disclosure Documents, none of the Company or the Subsidiaries has received any written notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

                           (l) Each of the Company and the Subsidiaries
possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Disclosure Documents ("PERMITS"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit, except where such revocation, termination or impairment would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or the Subsidiaries has received any written notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Disclosure Documents and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

                           (m) Subsequent to the respective dates as of which
information is given in the Disclosure Documents and except as described therein, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, with respect to any of such Subsidiaries, the purchase of, or a dividend or distribution on, capital stock owned by the Company), (iii) there has not been any material change in the capital stock or any increase in the long-term indebtedness of the Company or any of the Subsidiaries, (iv) there has not occurred any event or condition, individually or in the aggregate, that has a Material Adverse Effect and (v) the Company and the Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

                           (n) There are no legal or governmental proceedings
nor are there any contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Disclosure Documents. Except as described in the Disclosure Documents, none of the Company or the Subsidiaries is in default under any of the contracts described in the Disclosure Documents, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

                           (o) Each of the Company and the Subsidiaries has good
title to all real property described in the Disclosure Documents as being owned by it and valid and enforceable leases for all real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Disclosure Documents or such as would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements, including those referred to in the Disclosure Documents, to which the Company or any of the Subsidiaries is a party or by which any of them is bound are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto, except where the invalidity or unenforceability would not, individually or in the aggregate, have a Material Adverse Effect.

                           (p) Each of the Company and the Subsidiaries has
filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

                           (q) For purposes of this Agreement, the following
terms shall have the following meanings: "ENVIRONMENTAL LAW" means any federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment binding on any of the Company or the Subsidiaries, relating to pollution or protection of the environment, natural resources or health or safety including, without limitation, any relating to the release or threatened release of any pollutant, contaminated substance, material, waste, chemical or contaminant subject to regulation thereunder. Except as disclosed in the Disclosure Documents and except as would not, individually or in the aggregate, have a Material Adverse Effect, (A) each of the Company and the Subsidiaries is in compliance with all, and is not subject to liability (including, without limitation, fines or penalties) under any, applicable Environmental Laws, (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) neither the Company nor any of the Subsidiaries is subject to any order, decree or agreement requiring, or is otherwise obligated or required to perform any response or corrective action relating to any hazardous material, (F) neither the Company nor any of the Subsidiaries has received written notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (G) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority and (H) there are no past or present actions, events, operations or activities which could reasonably be expected to prevent or interfere with compliance by the Company or any Subsidiary with any applicable Environmental Law or to result in liability (including, without limitation, fines or penalties) under any applicable Environmental Law.

                           (r) None of the Company or the Subsidiaries is, or
immediately after the Closing Date will be, required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                           (s) None of the Company or the Subsidiaries or any of
such entities' directors, officers, employees, agents or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Acts or otherwise, in, or that has constituted, stabilization or manipulation of the price of the Shares.

                           (t) None of the Company, the Subsidiaries or any of
their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Assuming the accuracy of the representations and warranties of the Purchasers in
Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers in the manner contemplated by this Agreement to register any of the Shares under the Securities Act.

                           (u) Except as set forth in the Disclosure Documents,
there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the best knowledge of the Company, threatened.

                           (v) Each of the Company and the Subsidiaries carries
insurance (including self-insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

                           (w) The Company (i) makes and keeps accurate books
and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                           (x) No holder of securities of the Company or any
Subsidiary will be entitled to have such securities (excluding the Shares) registered under the Shelf Registration Statement.

                           (y) Except the fee payable to Roth Capital Partners,
LLC ("ROTH"), the Company does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Shares.

                           (z) The Common Stock is listed on the Nasdaq National
Market. The Company currently is not in violation of, and the consummation of the transactions contemplated by the Basic Documents, will not violate, any rule of the National Association of Securities Dealers, except that the Company may issue the Shares prior to expiration of the full 15 day notice period set forth in Section 4310(c)(17) of the NASD Manual.

                           (aa) The Company is eligible to use Form S-3 for the
resale of the Shares by Purchasers or their transferees. Any certificate signed by any officer of the Company or any Subsidiary and delivered pursuant to this Agreement shall be deemed a joint and several representation and warranty by the Company to each Purchaser as to the matters covered thereby.

                           (bb) None of the Company, any of its Subsidiaries, or
to the Company's knowledge, any of its directors or officers (or any person acting on behalf of the Company's directors or officers), has (i) made, paid or received any unlawful bribes, kickbacks, stolen property or other similar payments to or from any person or governmental authority, or (ii) made any improper foreign payment (as defined in the Foreign Corrupt Practices Act).

                           (cc) Except as disclosed in Disclosure Documents,
none of the officers, directors, or, to the knowledge of the Company's officers, the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or a Subsidiary or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

                  3. AGREEMENT TO SELL AND PURCHASE THE SHARES.

                           (a) Subject to the terms of this Agreement, at the
Closing (as defined in Section 4(a)), the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the number of Shares set forth next to such Purchaser's signature on the counterpart execution page hereof, at a purchase price of $2.40 per Share.

                           (b) Each Purchaser shall severally, and not jointly,
be liable for only the purchase of the number of Shares that appears next to such Purchaser's signature on the counterpart execution page hereof. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale. Except as provided in Section 6(g), the obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares such other Purchasers have agreed to purchase.

                           (c) Each Purchaser understands and agrees that the
Company, in its sole discretion, reserves the right to accept or reject, in whole or in part, any proposed purchase of Shares. The Company shall have no obligation hereunder with respect to any Purchaser until the Company shall execute and deliver to such Purchaser an executed copy of this Agreement. If this Agreement is not executed and delivered by the Company or the offering is terminated, this Agreement shall be of no further force and effect.

                  4. CLOSING; DELIVERY OF SHARES AT CLOSING.

                           (a) The closing of the purchase and sale of the
Shares pursuant to this Agreement (the "CLOSING") shall be held at 10:00 a.m. (Pacific Time) on the date (the "CLOSING DATE") that all of the conditions to closing set forth in Section 6 and Section 7 have been satisfied or waived by the party in whose favor such conditions run, at the offices of O'Melveny & Myers LLP, located at 114 Pacifica, Suite 100, Irvine, California, or on such other date and place as may be agreed to by the Company and the Purchasers.

                           (b) At the Closing, the Company shall deliver to each
Purchaser stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the Shares to be purchased by such Purchaser at the Closing, against payment by or on behalf of the Purchasers, of the purchase price therefore by wire transfer of immediately available funds to the account of the Company previously designated to it by the Company in writing. The name(s) in which the stock certificates are to be issued to each Purchaser as well as the number of Shares to be purchased by each Purchaser are set forth in the Purchaser's counterpart execution page hereto, as completed by each Purchaser.

                  5. CERTAIN COVENANTS. The Company covenants and agrees with each Purchaser that:

                           (a) None of the Company or any of its Affiliates will
sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which would be integrated with the sale of the Shares in a manner which would require the registration under the Securities Act of the Shares.

                           (b) The Company will apply the net proceeds from the
sale of the Shares to pay a portion of the purchase price due in connection with the Company's pending acquisition of all of the outstanding capital stock of Simmons Outdoor Corporation, a Delaware corporation, ("SIMMONS").

                           (c) Except in connection with the filing of the Shelf
Registration Statement, the Company will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                           (d) The Company will not become, at any time prior to
the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                           (e) The Company will file the additional listing
application for the Shares with the Nasdaq National Market prior to the Closing Date and will use its best efforts to have the Shares listed on the Nasdaq National Market on or prior to the effective date of the Shelf Registration Statement.

                           (f) The Company will use its commercially reasonable
efforts to do and perform all things required to be done and performed by it under this Agreement and the other Basic Documents prior to or after the Closing Date and to satisfy all conditions precedent on its part to the obligations of the Purchasers to purchase and accept delivery of the Shares.

                  6. CONDITIONS OF THE PURCHASERS' OBLIGATIONS. The obligation of each Purchaser to purchase and pay for the Shares is subject to the following conditions unless waived in writing by the relevant Purchaser:

                           (a) The representations and warranties of the Company
contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                           (b) None of the issuance and sale of the Shares
pursuant to this Agreement or any of the transactions contemplated by any of the other Basic Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company's knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Shares or any Purchaser's activities in connection therewith or any other transactions contemplated by this Agreement or the other Basic Documents.

                           (c) The Purchasers shall have received certificates,
dated the Closing Date and signed by the chief financial officer of the Company, to the effect of Sections 6(a) and (b).

                           (d) On or before the Closing Date, the Purchasers
shall have received the Registration Rights Agreement executed by the Company and such agreement shall be in full force and effect at all times from and after the Closing Date, subject to the Enforceability Exceptions.

                           (e) On or before the Closing Date, the Nasdaq
National Market shall have provided verbal confirmation that no approvals are needed from such organization in order to consummate the sale of the Shares as contemplated herein.

                           (f) The Purchasers shall have received an opinion of
Mark D. Peterson, Esq., counsel to the Company, with respect to the authorization of the Shares and other customary matters in the form, with respect to the opinions to be given, attached hereto as EXHIBIT A.

                           (g) The Company shall have issued and sold (or
concurrently issue and sell) at least 2,900,000 shares of its Common Stock to the Purchasers at a purchase price of at least $2.40 per share.

                  7. CONDITIONS OF THE COMPANY'S OBLIGATIONS. The obligation of the Company to issue the Shares is subject to the following conditions unless waived in writing by the Company:

                           (a) None of the issuance and sale of the Shares
pursuant to this Agreement or any of the transactions contemplated by any of the other Basic Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company's knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Shares.

                           (b) On or before the Closing Date, the Nasdaq
National Market shall have provided verbal confirmation that no approvals are needed from such organization in order to consummate the sale of the Shares as contemplated herein.

                           (c) The closing of the Company's acquisition of
Simmons shall have occurred or shall concurrently occur with the Closing.

                           (d) The Company shall have issued and sold (or
concurrently issue and sell) at least 2,900,000 shares of its Common Stock to the Purchasers at a purchase price of at least $2.40 per share.

                  8. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

                           (a) Each Purchaser, severally and not jointly and as
to itself only, represents and warrants to the Company that the Shares to be acquired by it hereunder are being acquired for its own account for investment (and/or on behalf of managed accounts who are purchasing solely for their own accounts for investment) and with no intention of distributing or reselling such Shares or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to a Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration, and subject, nevertheless, to the disposition of a Purchaser's property being at all times within its control. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any Person with respect to any of the Shares.

                           (b) Each Purchaser understands that the Shares have
not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

                  Each Purchaser agrees to the imprinting, so long as appropriate, of the following legend on the Shares:

                  THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SHARES MAY NOT BE TRANSFERRED UNLESS, IF THE COMPANY REQUESTS, THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                  The legend set forth above may be removed if and when (i) the Shares are disposed of pursuant to an effective registration statement under the Securities Act, (ii) a registration statement registering the resale of the Shares under the Securities Act has been declared effective by the Commission,
(iii) the Shares become available for resale under Rule 144(k) under the Securities Act, or (iv) in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act. The Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide each Purchaser, upon request, with a substitute Share certificate, not bearing such legend at such time as such legend is no longer applicable. Each Purchaser agrees that, in connection with any transfer of Shares by it pursuant to an effective registration statement under the Securities Act, such Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares.

                           (c) Each Purchaser is an institutional investor that
is an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                           (d) Each Purchaser, severally and not jointly and as
to itself only, represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, such Purchaser having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

                           (e) Each Purchaser, severally and not jointly and as
to itself only, represents and warrants to the Company that (i) the purchase of the Shares to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of such Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principals of equity; (ii) the purchase of the Shares to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of Shares to be purchased by it does not impose any penalty or other onerous condition on such Purchaser under or pursuant to any applicable law or governmental regulation.

                           (f) Each Purchaser, severally and not jointly and as
to itself only, represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, or controlling persons has taken, directly or indirectly, any actions designed, or might reasonably be expected to cause or result, under the Securities Acts or otherwise, in, or that has constituted, stabilization, or manipulation of the price of the shares.

                           (g) Each Purchaser acknowledges receipt of the
Disclosure Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Shares; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents. The foregoing shall not limit each Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

                           (h) Each Purchaser understands and acknowledges that
(i) the net proceeds from the sale of the Shares will be used by the Company to fund a portion of the purchase price for the Company's acquisition of all of the outstanding capital stock of Simmons, (ii) such Purchaser has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Simmons acquisition and the impact of such acquisition on the Company, and (iii) neither financial statements or pro forma financial information with respect to Simmons has been or will be made available to such Purchaser prior to the Closing Date.

                           (i) Each Purchaser understands and acknowledges that
(i) the Shares are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company, its counsel and Roth will rely upon, the accuracy and truthfulness of the foregoing representations and such Purchaser hereby consents to such reliance.

                  9. SURVIVAL CLAUSE. The respective representations, warranties, agreements and covenants of the Company and the Purchasers set forth in this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, or any Purchaser and (ii) delivery of, payment for or disposition of the Shares, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs or personal representatives of the Company and the Purchasers.

                  10. TERMINATION.

                           (a) Unless the Closing has first occurred, this
Agreement shall terminate on October 31, 2002. Except as provided in Section 10(d), upon termination of this Agreement pursuant to this Section 10(a), neither the Company nor any of the Purchasers shall have any obligation to the other under this Agreement.

                           (b) This Agreement may be terminated in the sole
discretion of the Company by notice to each Purchaser severally and not jointly if at the Closing Date:

                                    (i) the representations and warranties made
                           by such Purchaser in Section 8 are not true and correct in all material respects; or

                                    (ii) as to the Company, the sale of the
                           Shares hereunder is prohibited or enjoined by any applicable law or governmental regulation.

                           (c) This Agreement may be terminated in the sole
discretion of any Purchaser by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date or if after the execution and delivery of this Agreement and prior to the Closing Date:

                                    (i) trading in securities of the Company on
                           the NASDAQ National Market shall have been suspended;

                                    (ii) a banking moratorium shall have been
                           declared by New York or United States authorities; or

                                    (iii) there shall have been (A) an outbreak
                           or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or
                           (C) any material change in the financial markets of the United States that, in the case of (A), (B) or
                           (C) above, in the sole judgment of any Purchaser, makes it impracticable or inadvisable to proceed with the delivery of the Shares as contemplated by this Agreement.

                           (d) Nothing in this Section 10 shall be deemed to
release any party from any liability for any breach (prior to the termination of this Agreement) by such party of the terms and provisions of this Agreement.

                  11. NOTICES. All communications hereunder shall be in writing and, (i) if sent to a Purchaser, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to their address on their signature page hereof and (ii) if sent to the Company, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to Meade Instruments Corp., 6001 Oak Canyon, Irvine, CA 92618-5200, Attention: Legal Department, and with a copy to J. Jay Herron, Esq., O'Melveny & Myers LLP, 114 Pacifica, Suite 100,Irvine, CA 92618-3318.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

                  12. SUCCESSORS. This Agreement shall not be assignable by any Purchaser without the prior written consent of the Company, which consent shall not be unreasonably withheld. This Agreement shall inure to the benefit of and be binding upon each Purchaser and the Company and their respective permitted successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. No purchaser of Shares from any Purchaser will be deemed a successor because of such purchase.

                  13. NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of the Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or any Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the relevant Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or any Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

                  15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  16. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Purchasers.

                                          Very truly yours,


                                          MEADE INSTRUMENTS CORP.


                                          By:      /S/ Mark D. Peterson
                                              ---------------------------------
                                              Name:  Mark D. Peterson
                                              Title: Senior Vice President and
                                                     General Counsel

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE


Accepted and Agreed
                                           Number of Shares Purchased:  ________
_________________________________          Total Investment:  $_________________
Name of Purchaser (Print)


By: __________________________
       Name:__________________
       Title:_________________


Date:    ____________________________

Address: ____________________________

         ____________________________

         ____________________________

Telephone:___________________________

Facsimile:___________________________

Please register Shares as follows:
Name:    ____________________________

         ____________________________

         ____________________________

Tax I.D. Number of Person in whose name
the Shares are to be registered:
________________________________________

                                    EXHIBIT A
                                    ---------

                            _________________________


         (a) The Company has been duly incorporated, and is validly existing in good standing under the laws of the State of Delaware, with corporate power to own its properties and assets and to carry on its business as described in the Disclosure Documents.

         (b) Each corporation identified in the Company Certificate as a subsidiary of the Company (the "Subsidiaries"), is validly existing in good standing under the laws of its state of incorporation, with corporate power to own its properties and assets and to carry on its business as described in the Disclosure Documents.

         (c) The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $0.01 par value per share. To our knowledge, except as set forth in the Registration Rights Agreement, no holder of securities of the Company is entitled to have such securities registered under the Shelf Registration Statement.

         (d) The Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Shares in accordance with the Subscription Agreement and the countersigning of the certificate or certificates representing the Shares by a duly authorized signatory of the registrar for the Company's Common Stock, the Shares will be validly issued, fully paid and non-assessable, and will not be issued in violation of any preemptive rights pursuant to any Material Agreement. Holders of the capital stock of the Company are not entitled to any preemptive right to subscribe to any additional shares of the Company's capital stock under the Company's Certificate of Incorporation or By-laws or the corporate law of the state of incorporation of the Company. The term "MATERIAL AGREEMENTS" shall mean only those agreements to which the Company is a party and which are listed as an exhibit to the Company's most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

         (e) The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. The Subscription Agreement, the Engagement Letter and the Registration Rights Agreement are herein collectively referred to as the "TRANSACTION DOCUMENTS."

         (f) Each of the Transaction Documents constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

         (g) No order, consent, permit or approval of any California or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Transaction Documents is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Transaction Documents, except such consents, approvals, authorizations, licenses, qualifications, exemptions or orders as may be required under (i) the Securities Act of 1933, as amended (the "SECURITIES ACT"), and state securities or Blue Sky laws in connection with registration, pursuant to the Registration Rights Agreement, of the resale of the Shares and
(ii) federal or state securities or Blue Sky laws in connection with the issuance and sale of the Shares pursuant to the Subscription Agreement.

         (h) The execution and delivery by the Company of the Transaction Documents do not, and the Company's performance of its obligations under the Transaction Documents will not, (i) violate the Company's Certificate of Incorporation or By-laws, (ii) violate, breach, or result in a default under, any existing obligation of or restriction on the Company under any Material Agreement, or (iii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California or federal court or governmental authority binding on the Company identified in the Company Certificate. We express no opinion as to the effect of the Company's performance of its obligations in the Transaction Documents on the Company's compliance with financial covenants in the Material Agreements.

         (i) To our knowledge, except as described in the Disclosure Documents, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares or the application of the proceeds therefrom by the Company in the manner described in the Subscription Agreement or (ii) if determined adversely to the Company, is reasonably likely to have a Material Adverse Effect.

         (j) Assuming the accuracy of your representations in Section 8 of the Subscription Agreement, it is not necessary in connection with the sale of the Shares under the circumstances contemplated by the Subscription Agreement to register the Shares under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any of the Shares. We express no opinion as to the securities laws of any jurisdiction.

                                      A-2